EXHIBIT 10.5

                              ACQUISITION LOAN NOTE

Amount $                                                           April 5, 2005

      FOR VALUE RECEIVED, the undersigned Vermont Pure Holdings, Ltd., a Delaware corporation ("Holdings"), and Crystal Rock LLC, a Delaware limited liability company ("Crystal Rock" and together with Holdings collectively, the "Borrowers"), hereby jointly and severally promise to pay to the order of _____________ (the "Lender") at the Administrative Agent's Office (as such term is defined in the Credit Agreement referred to below):

            (a) prior to or on the Acquisition Loan Maturity Date the principal amount of ________________ or, if less, the aggregate unpaid principal amount of the Acquisition Loans advanced by the Lender to the Borrowers pursuant to the Credit Agreement dated of even date herewith (as amended and in effect from time to time, the "Credit Agreement") by and among the Borrowers, the Administrative Agent, the Lender and the other parties thereto;

            (b) the principal outstanding hereunder from time to time at the times provided in the Credit Agreement; and

            (c) interest on the principal balance hereof from time to time outstanding from the date hereof through and including the Acquisition Loan Maturity Date at the rates and terms and in all cases in accordance with the terms of the Credit Agreement.

      This Note evidences borrowings under and has been issued by the Borrowers in accordance with the terms of the Credit Agreement. The Lender and any holder hereof is entitled to the benefits of the Credit Agreement, the Security Documents and the other Loan Documents, and may enforce the agreements of the Borrowers contained therein, and any holder hereof may exercise the respective remedies provided for thereby or otherwise available in respect thereof, all in accordance with the respective terms thereof. All capitalized terms used in this Note and not otherwise defined herein shall have the same meanings herein as in the Credit Agreement.

      The Borrowers irrevocably authorize the Lender to make or cause to be made, at or about the time of the Drawdown Date of any Acquisition Loan or at the time of receipt of any payment of principal of this Note, an appropriate notation on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, reflecting the making of such Acquisition Loan or (as the case may be) the receipt of such payment. The outstanding amount of any Acquisition Loan set forth on the grid attached to this Note, or the continuation of such grid, or any other similar record, including computer records, maintained by the Lender with respect to such Acquisition Loan shall be prima facie evidence of the principal amount thereof owing and unpaid to the Lender, but the failure to record, or any error in so recording, any such amount on any such grid, continuation or other record shall not limit or otherwise affect the obligation of the Borrowers hereunder or under the Credit Agreement to make payments of principal of and interest on this Note when due.

      The Borrowers have the right in certain circumstances and the obligation under certain other circumstances to prepay the whole or part of the principal of this Note on the terms and conditions specified in the Credit Agreement.

      If any one or more of the Events of Default shall occur, the entire unpaid principal amount of this Note and all of the unpaid interest accrued thereon may become or be declared due and payable in the manner and with the effect provided in the Credit Agreement.

      No delay or omission on the part of the Lender or any holder hereof in exercising any right hereunder shall operate as a waiver of such right or of any other rights of the Lender or such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar or waiver of the same or any other right on any future occasion.

      The Borrowers and every endorser and guarantor of this Note or the obligation represented hereby waives presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral and to the addition or release of any other party or person primarily or secondarily liable.

      THIS NOTE AND THE OBLIGATIONS OF THE BORROWERS HEREUNDER SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW). EACH OF THE BORROWERS AND THE LENDER AGREES THAT ANY SUIT FOR THE ENFORCEMENT OF THIS NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR ANY FEDERAL COURT SITTING THEREIN AND CONSENTS TO THE NONEXCLUSIVE JURISDICTION OF SUCH COURT AND THE SERVICE OF PROCESS IN ANY SUCH SUIT BEING MADE UPON THE BORROWERS AND THE LENDER BY MAIL AT THE ADDRESS SPECIFIED IN Section 18.6 OF THE CREDIT AGREEMENT. EACH OF THE BORROWERS AND THE LENDER HEREBY WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH SUIT OR ANY SUCH COURT OR THAT SUCH SUIT IS BROUGHT IN AN INCONVENIENT COURT.

      EACH OF THE BORROWERS HEREBY REPRESENTS, COVENANTS AND AGREES THAT THE PROCEEDS OF THE ACQUISITION LOANS SHALL BE USED FOR GENERAL COMMERCIAL PURPOSES AND THAT THIS NOTE IS PART OF A "COMMERCIAL TRANSACTION" AS DEFINED BY THE STATUTES OF THE STATE OF CONNECTICUT. EACH OF THE BORROWERS HEREBY WAIVES ALL RIGHTS TO NOTICE AND PRIOR COURT HEARING OR COURT ORDER UNDER CONNECTICUT GENERAL STATUTES SECTIONS 52-278A ET. SEQ. AS AMENDED OR UNDER ANY OTHER STATE OR FEDERAL LAW WITH RESPECT TO ANY AND ALL PREJUDGMENT REMEDIES THE ADMINISTRATIVE AGENT OR THE LENDER MAY EMPLOY TO ENFORCE THEIR RIGHTS AND REMEDIES HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS. MORE SPECIFICALLY, EACH OF THE BORROWERS ACKNOWLEDGES THAT THE ADMINISTRATIVE AGENT'S ATTORNEY AND/OR THE LENDER'S ATTORNEY MAY, PURSUANT TO CONNECTICUT GENERAL STATUES, SECTION 52-278F, ISSUE A WRIT FOR A PREJUDGMENT REMEDY WITHOUT SECURING A COURT ORDER. EACH OF THE BORROWERS ACKNOWLEDGES AND RESERVES ITS RIGHT TO NOTICE AND A HEARING SUBSEQUENT TO THE ISSUANCE OF A WRIT FOR PREJUDGMENT REMEDY AS AFORESAID AND THE LENDER ACKNOWLEDGES THE BORROWERS' RIGHT TO SAID HEARING SUBSEQUENT TO THE ISSUANCE OF SAID WRIT. EACH OF THE BORROWERS FURTHER WAIVES ITS RIGHTS TO REQUEST THAT THE ADMINISTRATIVE AGENT OR THE LENDER POST A BOND, WITH OR WITHOUT SURETY, TO PROTECT BORROWERS AGAINST DAMAGES THAT MAY BE CAUSED BY ANY PREJUDGMENT REMEDY SOUGHT OR OBTAINED BY THE ADMINISTRATIVE AGENT OR THE LENDER.

      IN WITNESS WHEREOF, each of the undersigned has caused this Note to be signed by its duly authorized officer as of the day and year first above written.

                                          VERMONT PURE HOLDINGS, LTD.

                                          By: /s/ Timothy G. Fallon
                                              ----------------------------
                                              Timothy G. Fallon
                                              Its Chief Executive Officer

                                          CRYSTAL ROCK LLC

                                          By: /s/ Timothy G. Fallon
                                              -------------------------
                                              Timothy G. Fallon
                                              Its Manager

                             Amount               Amount of           Balance of
                         of Acquisition         Principal Paid         Principal       Notation
       Date                   Loan                or Prepaid            Unpaid         Made By:
--------------------   ------------------   --------------------   ---------------   -----------
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________
____________________   __________________   ____________________   _______________   ___________